UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2006

INTERLINK ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-21858 (Commission File Number)	77-0056625 (I.R.S. Employer Identification No.)

546 FLYNN ROAD, CAMARILLO, CALIFORNIA (Address of principal executive offices)	93012 (Zip Code)

Registrant’s telephone number, including area code: (805) 484-8855

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01.      NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

As anticipated in its filing on Form 8-K dated April 3, 2006, Interlink Electronics, Inc. (the “Company”) received notice of delisting from Nasdaq on April 5, 2006, as a result of noncompliance with Marketplace Rule 4310(c)(14).  The delisting will be effective at market open on Friday, April 7, 2006.  The Company anticipates that trading of its stock will continue in the over-the-counter market.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: April 7, 2006.

INTERLINK ELECTRONICS, INC. By /s/ CHARLES C. BEST ______________________________ Charles C. Best Chief Financial Officer

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